                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) May 1, 1997


                      First Union National Bank of Georgia
  -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  on behalf of

                           First Union Master Credit Card Trust
  -------------------------------------------------------------------------

         United States                                33-98546                             58-1051808
  ----------------------------              ------------------------                    --------------
(State or Other Jurisdiction of             (Commission File Number)                    (IRS Employer
Incorporation)                                                                          Identification Number)


                   999 Peachtree Street
                    Atlanta, Georgia                                                    30309
          -------------------------------------                                      ----------
         (Address of Principal Executive Office)                                     (Zip Code)

Registrant's telephone number, including area code (404) 827-7350


                                         N/A
  -------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.          Not Applicable.

Item 2.          Not Applicable.

Item 3.          Not Applicable.

Item 4.          Not Applicable.

Item 5. Effective May 1, 1997 and until further notice First Union National Bank of Georgia, as Transferor relating to the First Union Master Credit Card Trust pursuant to Section 2.08 of the Pooling and Servicing Agreement dated September 29, 1995, as amended, has employed a Discount Option at a rate of three percent (3%) of Principal Receivables arising in all of the Accounts in the Trust.

Item 6.          Not Applicable.

Item 7.          Not Applicable.

Item 8.          Not Applicable.

Item 9.          Not Applicable.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                             FIRST UNION NATIONAL BANK
                                               OF GEORGIA, ON BEHALF OF
                                               THE FIRST UNION MASTER
                                               CREDIT CARD TRUST



                                             By: /s/ James H. Gilbraith II
                                                ----------------------------
                                                Name: James H. Gilbraith II
                                                Title: Vice President and
                                                      Managing Director





                                       3